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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): May 21, 2002

                             ION NETWORKS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                           000-13117           22-2413505
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                  Identification No.)


           1551 South Washington Avenue
              PISCATAWAY, NEW JERSEY                          08854
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(Address of Principal Executive Offices)                   (Zip Code)


 (Registrant's telephone number, including area code):   (732) 529-0100



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. OTHER EVENTS.

      On May 21, 2002, ION Networks, Inc. (the "Company"), issued a press release announcing its results for fiscal fourth quarter 2002.

      A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     EXHIBITS.

        EXHIBIT NO.       DESCRIPTION

           99.1 Press Release of the Company, dated May 21, 2002, announcing its results for fiscal fourth quarter 2002.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2002                        ION NETWORKS, INC.


                                          By: /s/ Kam Saifi
                                              -----------------------------
                                              Kam Saifi
                                              Chief Executive Officer
















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                                  EXHIBIT INDEX


      EXHIBIT NO.       DESCRIPTION

         99.1           Press Release of the Company dated May 21, 2002.